UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 15, 2007

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Ave., N.W., 12th Floor, Washington, D.C.	20006-1813
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Airplane Management Agreements

On February 15, 2007, FJ900, Inc. (“FJ900”), an indirect, wholly-owned subsidiary of Danaher Corporation (“Danaher”), entered into an airplane management agreement with Joust Capital, LLC (“Joust One”) and an identical agreement with Joust Capital II, LLC (“Joust Two” and together with Joust One, the “Joust entities”). The Joust entities are owned by Steven M. Rales, executive Chairman of the Board of Danaher, and Mitchell P. Rales, executive Chairman of the Executive Committee of Danaher. The management agreements memorialize an arrangement currently in place between Danaher and Joust One and expand the arrangement to include Joust Two. The description of the management agreements set forth below is qualified in its entirety by reference to the management agreement set forth as Exhibit 10.1 hereto.

Under the management agreements, FJ900 will perform management services for the respective aircraft owned or leased by each of Joust One and Joust Two in like manner to the management services provided by FJ900 for the Danaher aircraft. The management services provided by FJ900 include the provision of aircraft management, pilot services, maintenance, record-keeping and other aviation services. FJ900 receives no compensation for its services under the agreement. Having FJ900 perform management services for all three aircraft enables Danaher and the Joust entities to share certain fixed expenses relating to the use, maintenance, storage, operation and supervision of their respective aircraft and utilize joint purchasing or joint bargaining arrangements where appropriate, allowing each party to benefit from efficiencies of scale and cost savings.

Under the agreement, FJ900 prorates all shared expenses annually among the Joust entities and Danaher based on total flight hours logged. The Joust entities pre-pay FJ900 on a quarterly basis for their estimated, prorated portion of such shared expenses, and the amounts are trued up at the end of the year. Each Joust entity pays directly all expenses attributable to its aircraft that are not shared.

Under the management agreements, each party is required to maintain a prescribed amount of comprehensive aviation liability insurance and name the other party and its affiliates as additional named insureds, while the Joust entities must also maintain all-risk hull insurance for their aircraft. If either party suffers any losses in connection with the arrangements set forth in the management agreement, and such losses are due to the fault, negligence, breach or strict liability of the other party, the sole recourse of the party incurring the loss against the other party is to the available insurance proceeds. Each of the management agreements has a term of five years, but may be terminated by either party upon 30 days notice.

Interchange Agreements

On February 15, 2007, Danaher entered into an airplane interchange agreement with Joust One and an identical agreement with Joust Two. The interchange agreements also memorialize an arrangement currently in place between Danaher and Joust One and expand the arrangement to include Joust Two. The description of the interchange agreements set forth below is qualified in its entirety by reference to the interchange agreement set forth as Exhibit 10.2 hereto.

Under each interchange agreement, the Joust entity has agreed to lease its aircraft to Danaher and Danaher has agreed to lease the Danaher aircraft to the Joust entity, in each case on a non-exclusive, equal time basis. Neither party is charged for its use of the other party’s aircraft, the intent being that over the life of the contract each party’s usage of the other party’s aircraft will be generally equal.

The owner of each aircraft, as operator of the aircraft, is responsible for providing a flight crew for all flights operated under the interchange agreement. Each owner/operator is required to maintain standard insurance, including all-risk hull insurance and a prescribed amount of comprehensive aviation liability insurance, and to name the other party and its affiliates as additional named insureds. With respect to any losses suffered by the party using the owner/operator’s plane in connection with use of such plane, the using party’s recourse against the owner/operator is limited to the amount of available insurance proceeds. To the extent the using party or any third party suffers losses in connection with the using party’s use of the owner/operator’s aircraft, and recovers from the owner/operator an amount in excess of the available insurance proceeds, the using party will indemnify the owner/operator for all such excess amounts. Each of the interchange agreements has a term of five years, but may be terminated by either party upon 10 days notice.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description
10.1	Management Agreement dated February 15, 2007 by and between FJ900, Inc. and Joust Capital, LLC.*

10.2	Interchange Agreement dated February 15, 2007 by and between Danaher Corporation and Joust Capital, LLC.**

*	In accordance with Instruction 2 to Item 601(a)(4) of Regulation S-K, FJ900, Inc. has entered into a management agreement that is substantially identical in all material respects to the form of agreement attached as Exhibit 10.1, except as to the name of the counterparty (Joust Capital II, LLC).
**	In accordance with Instruction 2 to Item 601(a)(4) of Regulation S-K, Danaher Corporation has entered into an interchange agreement that is substantially identical in all material respects to the form of agreement attached as Exhibit 10.2, except as to the name of the counterparty (Joust Capital II, LLC).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Daniel L. Comas
Name:	Daniel L. Comas
Title:	Executive Vice President and Chief Financial Officer

Dated: February 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Management Agreement dated February 15, 2007 by and between FJ900, Inc. and Joust Capital, LLC.*

10.2	Interchange Agreement dated February 15, 2007 by and between Danaher Corporation and Joust Capital, LLC.**

*	In accordance with Instruction 2 to Item 601(a)(4) of Regulation S-K, FJ900, Inc. has entered into a management agreement that is substantially identical in all material respects to the form of agreement attached as Exhibit 10.1, except as to the name of the counterparty (Joust Capital II, LLC).
**	In accordance with Instruction 2 to Item 601(a)(4) of Regulation S-K, Danaher Corporation has entered into an interchange agreement that is substantially identical in all material respects to the form of agreement attached as Exhibit 10.2, except as to the name of the counterparty (Joust Capital II, LLC).